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                                                                   EXHIBIT 10.19


                                           As of January 23, 1998


Franklin Telecommunications Corp.
733 Lakefield Road
Westlake Village, CA 91361

     In consideration of Franklin Telecommunications Corp. ("Company") registering 1,450,000 shares of its common stock issuable upon exercise of warrants issued to the undersigned ("Warrantholders") by the Company pursuant to the Registration Statement on Form S-1 (File No. 333-24791) declared effective by the Securities and Exchange Commission on November 13, 1997 and of the mutual covenants of the parties set forth herein, the Company and the undersigned, holders of these warrants to purchase shares of common stock of the Company, agree as follows:

     1. The present exercise price of certain of these warrants (to purchase in the aggregate 600,000 shares of common stock) is presently $1.35 per share, and the exercise price of certain other warrants (to purchase in the aggregate 850,000 shares of common stock) is presently $1.25 per share. These two exercise prices, for each group of warrants respectively, are referred to as the "Base Exercise Price" for purposes of this agreement. As long as the shares of common stock underlying the warrants continue to be registered for resale by the holders thereof under the Securities Act of 1933, as amended ("Securities Act") and a prospectus related thereto remains current, the exercise price of these warrants shall be the sum of (1) the applicable Base Exercise Price and the (2) "Additional Consideration". The Base Exercise Price shall be paid to the Company upon exercise of a warrant. The term "Additional Consideration" shall mean 30% of the net proceeds (gross selling price less commissions) derived from the sale of the underlying shares of common stock by the holders over $4.00 per share. Accordingly, if a warrantholder exercises a warrant and sells the underlying shares of common stock for a net sales price in excess of $4.00, 30% of the difference between the net selling price and $4.00 per share shall be due and owing to Company as Additional Consideration and shall be paid to the Company, accompanied by a copy of the confirmation of sale, promptly upon the warrantholder's receipt of the net selling price, but not later than 5 business days thereafter. After the first exercise of warrants by a Warrantholder, such Warrantholder shall furnish to the Company a weekly report of sales of the shares of common stock issued upon such exercise by telecopier transmission not later than the second trading day of the following calendar week, which reports shall continue until all of such shares have been resold.

     2. (a) The Company shall indemnify the Warrantholders and any underwriter or person deemed to be an underwriter under the Securities Act and each person, if any, who controls the Warrantholders or underwriters or persons deemed to be underwriters within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising from or in connection with such registration statement, except where such loss, claim, damage, expense or liability arises out of information

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furnished by or on behalf of a Warrantholder, in writing, for specific inclusion in such registration statement or where it arises from a violation by a Warrantholder of the rules and regulations of the National Association of Securities Dealers, Inc. The Warrantholder(s), and their successors and assigns, shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Warrantholders, in writing, for specific inclusion in such registration statement.

         (b) If any action is brought against a party hereto, ("Indemnified Party") in respect of which indemnity may be sought against the other party ("Indemnifying Party"), such Indemnified Party shall promptly notify Indemnifying Party in writing of the institution of such action and Indemnifying Party shall assume the defense of such action, including the employment and fees of counsel reasonably satisfactory to the Indemnified Party. Such Indemnified Party shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of such counsel shall have been authorized in writing by Indemnifying Party in connection with the defense of such action, or (ii) Indemnifying Party shall not have employed counsel to defend such action, or (iii) such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which may result in a conflict between the Indemnified Party and Indemnifying Party (in which case Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events, the reasonable fees and expenses of not more than one additional firm of attorneys designated in writing by the Indemnified Party shall be borne by Indemnifying Party. Notwithstanding anything to the contrary contained herein, if Indemnified Party shall assume the defense of such action as provided above, Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent.

         (c) If the indemnification or reimbursement provided for hereunder is finally judicially determined by a court of competent jurisdiction to be unavailable to an Indemnified Party (other than as a consequence of a final judicial determination of willful misconduct, bad faith or gross negligence of such Indemnified Party), then Indemnifying Party agrees, in lieu of indemnifying such Indemnified Party, to contribute to the amount paid or payable by such Indemnified Party (i) in such proportion as is appropriate to reflect the relative benefits received, or sought to be received, by Indemnifying Party on the one hand and by such Indemnified Party on the other or (ii) if (but only if) the allocation provided in clause (i) of this sentence is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in such clause (i) but also the relative fault of Indemnifying Party and of such Indemnified Party; provided, however, that in no
                                                  -----------------
event shall the aggregate amount contributed by a Warrantholder exceed the profit, if any, earned by such Holder as a result of the exercise by him of the warrants and the sale by him of the underlying shares of Common Stock.

         (d) The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

     3. MHM, being the holder of 595,000 warrants, shall reimburse the Company in the amount of $70,000 towards the cost of legal and accounting fees associated with the aforementioned registration statement, which amount shall be paid upon execution of this agreement.

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     IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date above written. This agreement may be signed in multiple counterparts which, taken together, shall constitute one and the same agreement, and facsimile signatures shall be as binding, upon the parties as an original signature.


Warrantholders                 Warrants Held           Signature
--------------                 -------------           ---------

                                                       By:______________________
M.H. Meyerson & Co.               595,000              Title:___________________

Delaware Charter Guaranty &
  Trust Co., FBO Ronald                                By:______________________
  Heller IRA                      303,000              Title:___________________

Delaware Charter Guaranty &
  Trust Co., FBO David                                 By:______________________
  Nagelberg IRA                   303,000              Title:___________________

                                                       By:______________________
Martin & Co.                      146,000              Title:___________________

Michael & Linda Silvestri          28,000              _________________________

Jeffery Barber                     14,000              _________________________

Joel Marcus                        12,000              _________________________

Rocco Vezza                        12,000              _________________________

Joann Giola                        12,000              _________________________

Joseph Schmidt                     10,000              _________________________

Kevin Charos                       10,000              _________________________

Larry Kupferberg                    2,500              _________________________

Jacqueline Knapp                    2,500              _________________________

     TOTAL                      1,450,000

Agreed:

FRANKLIN TELECOMMUNICATIONS CORP.


By:_____________________________________
   Frank W. Peters, Chairman and Chief
     Executive Officer


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